BLACKROCK FUNDS II

BlackRock Floating Rate Income Portfolio

(the “Fund”)

Supplement dated June 13, 2018

to the Summary Prospectuses of the Fund, each dated December 29, 2017, as supplemented to date

Effective August 31, 2018, the following changes are made to the Fund’s Summary Prospectuses:

The section in each Summary Prospectus entitled “Key Facts About BlackRock Floating Rate Income Portfolio — Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
James Keenan, CFA	2010	Managing Director of BlackRock, Inc.
David Delbos	2018	Managing Director of BlackRock, Inc.
Mitchell Garfin	2018	Managing Director of BlackRock, Inc.
Joshua Tarnow	2016	Managing Director of BlackRock, Inc.
Carly Wilson	2018	Director of BlackRock, Inc.
Matthew Maxwell	2018	Director of BlackRock, Inc.
Abigail Apistolas	2018	Associate of BlackRock, Inc.

Shareholders should retain this Supplement for future reference.